UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 12, 2026

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	61-1055020
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

300 North LaSalle Street , Suite 1600,
Chicago, Illinois 60654
(Address of Principal Executive Offices)
001-10989
Commission file number

Registrant’s telephone number, including area code: (877) 483-6827

Not applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.25 par value	VTR	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2026, in connection with his previously disclosed retirement on May 1, 2026, Ventas, Inc. (the “Company”) entered into a separation and release agreement with Peter J. Bulgarelli, Executive Vice President, Outpatient Medical & Research, Ventas, Inc. and President and CEO, Lillibridge Healthcare Services, Inc. (the “Separation Agreement”), pursuant to which Mr. Bulgarelli will receive a payment equal to the prorated portion of his bonus under the Company’s annual incentive plan for 2026 based on target performance through the effective date of his retirement (the “Prorated 2026 Bonus”). The Prorated 2026 Bonus is in consideration for, and contingent upon, among other things, Mr. Bulgarelli’s agreement to a standard release of claims and continued compliance with his restrictive covenants.

The foregoing is a summary description of certain terms of the Separation Agreement and is qualified in its entirety by the full text of the Separation Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2026.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The 2026 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) was held on May 13, 2026. Represented at the Annual Meeting were 444,592,209 shares, or 93.50%, of the Company’s 475,463,173 shares of common stock, $0.25 par value per share, outstanding and entitled to vote at the Annual Meeting. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. Set forth below are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s definitive Proxy Statement, filed with the Securities and Exchange Commission on April 1, 2026. The vote required for approval of Proposal 1 was based on a majority of votes cast, while the vote required for Proposals 2 and 3 was based on a majority of voting power present (in person or by proxy). Abstentions had no effect on Proposal 1 and were counted as votes “against” on Proposals 2 and 3. Pursuant to the rules of the New York Stock Exchange governing brokers’ discretionary authority, brokers did not have the authority to vote on Proposals 1 and 2 without the beneficial owner’s instruction and brokers had discretionary authority to vote on Proposal 3.

Proposal 1:   To elect the 12 director nominees named in the Proxy Statement to serve until the 2027 Annual Meeting of Stockholders

Nominees of the Company:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Melody C. Barnes	392,026,421	37,462,524	212,663	14,890,601
Theodore Bigman	429,327,760	153,143	220,705	14,890,601
Debra A. Cafaro	403,263,151	13,858,507	12,579,950	14,890,601
Michael J. Embler	429,036,445	434,260	230,903	14,890,601
Matthew J. Lustig	424,024,053	5,456,574	220,981	14,890,601
Roxanne M. Martino	414,947,605	13,606,326	1,147,677	14,890,601
Marguerite M. Nader	424,598,140	3,941,692	1,161,776	14,890,601
Sean P. Nolan	420,665,284	8,803,774	232,550	14,890,601
Walter C. Rakowich	428,133,612	1,336,405	231,591	14,890,601
Joe V. Rodriguez, Jr.	424,610,187	3,926,890	1,164,531	14,890,601
Sumit Roy	428,871,640	601,740	228,228	14,890,601
Maurice S. Smith	428,298,632	1,172,748	230,228	14,890,601

Proposal 2:   To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
392,256,709	35,413,128	2,031,771	14,890,601

Proposal 3:   To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
437,540,505	6,812,572	239,132	—

Item 8.01.     Other Events.

On May 15, 2026, the Company entered into Amendment No. 3 (“Amendment No. 3”) to the ATM Sales Agreement, dated September 18, 2024 (the “Original Agreement”), as amended by that Amendment No. 1 to the ATM Sales Agreement, dated June 13, 2025 (“Amendment No. 1”) and by that Amendment No. 2 to the ATM Sales Agreement dated February 9, 2026 (“Amendment No. 2” and together with Amendment No. 1, Amendment No. 3 and the Original Agreement, the “Sales Agreement”), with BofA Securities, Inc., BBVA Securities Inc., BNP Paribas Securities Corp., BNY Mellon Capital Markets, LLC, Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Jefferies LLC, J.P. Morgan Securities LLC, M&T Securities, Inc., Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., TD Securities (USA) LLC, Truist Securities, Inc., UBS Securities LLC and Wells Fargo Securities, LLC, each as sales agent and/or as forward seller (in any such capacity, each an “Agent” and collectively, the “Agents”), and Bank of America, N.A., Banco Bilbao Vizcaya Argentaria, S.A., BNP PARIBAS, Citibank, N.A., Crédit Agricole Corporate and Investment Bank, Jefferies LLC, JPMorgan Chase Bank, National Association, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, Royal Bank of Canada, The Bank of New York Mellon, The Bank of Nova Scotia, The Toronto-Dominion Bank, Truist Bank, UBS AG London Branch and Wells Fargo Bank, National Association, each as forward purchaser (in such capacity, each a “Forward Purchaser” and collectively, the “Forward Purchasers”). Pursuant to Amendment No. 3, the aggregate gross sales price of common stock now available for issuance under the Sales Agreement is $3,000,000,000 and such amount excludes the shares of common stock previously sold under the Sales Agreement prior to the execution of Amendment No. 3. The material terms and conditions of the Sales Agreement otherwise remain unchanged. Any shares of common stock the Company may offer, issue and sell, and any shares of borrowed common stock that the Forward Purchasers may offer and sell, pursuant to the Sales Agreement, as amended by Amendment No. 3, will be offered and sold pursuant to the Company’s registration statement on Form S-3 (File No. 333-277185) (the “Registration Statement”) and the prospectus supplement filed on the date hereof to the prospectus contained within the Registration Statement.

The foregoing description of Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 3, which is filed herewith as Exhibit 1.1 and is incorporated by reference herein and into the Registration Statement. A copy of the full text of the Original Agreement was filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”) on September 19, 2024, a copy of the full text of Amendment No. 1 was filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K with the SEC on June 13, 2025 and a copy of the full text of Amendment No. 2 was filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K with the SEC on February 9, 2026. An opinion of Davis Polk & Wardwell LLP with respect to the validity of shares of the Company’s common stock that may be offered and sold pursuant to the Sales Agreement, as amended by Amendment No. 3, is filed herewith as Exhibit 5.1 and is incorporated by reference into the Registration Statement. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among others, statements of expectations, beliefs, future plans and strategies, anticipated results from operations and developments and other matters that are not historical facts. Forward-looking statements include, among other things, statements regarding our and our officers’ intent, belief or expectation as identified by the use of phrases or words such as “assume,” “may,” “will,” “project,” “expect,” “believe,” “intend,” “anticipate,” “seek,” “target,” “forecast,” “plan,” “line-of-sight,” “outlook,” “potential,” “opportunity,” “estimate,” “could,” “would,” “should” and other comparable and derivative terms or the negatives thereof.

Forward-looking statements are based on management’s beliefs as well as on a number of assumptions concerning future events. You should not put undue reliance on these forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors that could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements. We do not undertake a duty to update these forward-looking statements, which speak only as of the date on which they are made. We urge you to carefully review the disclosures we make concerning risks and uncertainties that may affect our business and future financial performance, including those made below and in our filings with the SEC, such as in the sections titled “Cautionary Statements — Summary Risk Factors” and “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our subsequent Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 and our Current Reports on Form 8-K as we file them with the SEC.

Certain factors that could affect our future results and our ability to achieve our stated goals include, but are not limited to: (a) our exposure and the exposure of our managers, tenants and borrowers to complex and evolving governmental policy, laws and regulations, including relating to healthcare, data privacy, cybersecurity, artificial intelligence, international trade and environmental matters, the impact of such policies, laws and regulations on our and our managers’, tenants’ and borrowers’ business and the challenges and expense associated with complying with such policies, laws and regulations; (b) the impact of market, macroeconomic and general economic conditions on us, our managers, tenants and borrowers and in areas in which our properties are geographically concentrated, including changes in or elevated inflation, interest rates and exchange rates, labor market dynamics and rises in unemployment, tightening of lending standards and reduced availability of credit or capital, events that affect consumer confidence, and the actual and perceived state of the real estate markets and public and private capital markets; (c) our ability, and the ability of our managers, tenants and borrowers, to navigate the trends impacting our or their businesses and the industries in which we or they operate, including their ability to respond to the impact of the U.S. political environment on government funding and reimbursement programs, and the financial condition or business prospect of our managers, tenants and borrowers; (d) our ability to achieve the anticipated benefits and synergies from, and effectively integrate, our completed or anticipated acquisitions and investments; (e) our ability to identify and consummate future investments in healthcare assets and effectively manage our portfolio opportunities and our investments in co-investment vehicles, joint ventures and minority interests; (f) the potential for significant general and commercial claims, legal actions, investigations, regulatory proceedings and enforcement actions that could subject us or our managers, tenants or borrowers to increased operating costs, uninsured liabilities, including fines and other penalties, reputational harm or significant operational limitations, including the loss or suspension of or moratoriums on accreditations, licenses or certificates of need, suspension of or nonpayment for new admissions, denial of reimbursement, suspension, decertification or exclusion from federal, state or foreign healthcare programs or the closure of facilities or communities; (g) our reliance on third-party managers and tenants to operate or exert substantial control over properties they manage for, or lease from, us, which limits our control and influence over such properties, their operations and their performance; (h) our reliance and the reliance of our managers, tenants and borrowers on the financial, credit and capital markets and the risk that those markets may be disrupted or become constrained; (i) the risk of bankruptcy, inability to obtain benefits from governmental programs, insolvency or financial deterioration of our managers, tenants, borrowers and other obligors which may, among other things, have an adverse impact on the ability of such parties to make payments or meet their other obligations to us; (j) our dependency on a limited number of managers and tenants for a significant portion of our revenues and operating income; (k) our exposure to various operational risks, liabilities and claims from our operating assets; (l) our exposure to particular risks due to our specific asset classes and operating markets, such as adverse changes affecting our specific asset classes and the healthcare real estate sector, the competitiveness or financial viability of hospitals on or near the campuses where our outpatient medical buildings are located, our relationships with universities, the level of expense and uncertainty of our research tenants, and the limitation of our uses of some properties we own that are subject to ground lease, air rights or other restrictive agreements; (m) our ownership of properties or operation of business outside of the U.S. that may subject us to different or greater risks than those associated with our domestic operations; (n) the risk that our management agreements or leases are not renewed or are renewed on less favorable terms, that our managers or tenants default under those agreements or that we are unable to replace managers or tenants on a timely basis or on favorable terms, if at all; (o) the risk that the borrowers under our loans or other investments default or that, to the extent we are able to foreclose or otherwise acquire the collateral securing our loans or other investments, we will be required to incur additional expense or indebtedness in connection therewith, that the assets will underperform expectations or that we may not be able to subsequently dispose of all or part of such assets on favorable terms; (p) risks related to the recognition of reserves, allowances, credit losses or impairment charges which are inherently uncertain and may increase or decrease in the future and may not represent or reflect the ultimate value of, or loss that we ultimately realize with respect to, the relevant assets; (q) the risk of exposure to unknown liabilities from our investments in properties or businesses; (r) the impact of merger, acquisition and investment activity in the healthcare industry or otherwise affecting our managers, tenants or borrowers; (s) risks related to development, redevelopment and construction projects, including costs associated with inflation, rising or elevated interest rates, labor conditions and supply chain pressures, and risks related to increased construction and development in markets in which our properties are located, including adverse effect on our future occupancy rates; (t) our current and future amount of outstanding indebtedness, and our ability to access capital and to incur additional debt which is subject to our compliance with covenants in instruments governing our and our subsidiaries’ existing indebtedness; (u) increases in our borrowing costs as a result of becoming more leveraged, including in connection with acquisitions or other investment activity and rising or elevated interest rates; (v) the risk of potential dilution resulting from future sales or issuances of our equity securities; (w) the availability, adequacy and pricing of insurance coverage provided by our policies and policies maintained by our managers, tenants, borrowers or other counterparties; (x) the risks or uncertainties relating to the use of, or inability to take advantage of, the benefits of artificial intelligence by us or our managers, tenants or borrowers; (y) the occurrence of cybersecurity threats and incidents that could disrupt our or our managers’, tenants’ or borrower’s operations, result in the loss of confidential or personal information or damage our business relationships and reputation; (z) the risk of catastrophic or extreme weather and other natural events; (aa) our ability to attract and retain talented employees; (bb) our ability to maintain a positive reputation for quality and service with our key stakeholders; (cc) the limitations and significant requirements imposed upon our business as a result of our status as a REIT and the adverse consequences (including the possible loss of our status as a REIT) that would result if we are not able to comply with such requirements; (dd) the ownership limits contained in our certificate of incorporation with respect to our capital stock in order to preserve our qualification as a REIT, which may delay, defer or prevent a change of control of our company; and (ee) the other factors set forth in our periodic filings with the SEC.

Item. 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
1.1	Amendment No. 3 to the Sales Agreement, dated May 15, 2026, among Ventas, Inc. and the Agents and Forward Purchasers named therein.
5.1	Opinion of Davis Polk & Wardwell LLP.
23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 15, 2026

VENTAS, INC.

By:	/s/ Carey S. Roberts
Name: Carey S. Roberts
Title: Executive Vice President, General Counsel, Ethics & Compliance Officer and Corporate Secretary of Ventas, Inc.